General Investor Presentation

Safe Harbor
This presentation and management’s public commentary contain certain forward-looking statements that are subject to risks and uncertainties. These statements are based on management’s current knowledge and estimates of factors affecting the Company’s operations. Statements in this presentation that are forward-looking include, but are not limited to, the statements regarding broadcast pacings, publishing advertising revenues, as well as any guidance related to the Company’s financial performance.
Actual results may differ materially from those currently anticipated. Factors that could adversely affect future results include, but are not limited to, downturns in national and/or local economies; a softening of the domestic advertising market; world, national, or local events that could disrupt broadcast television; increased consolidation among major advertisers or other events depressing the level of advertising spending; the unexpected loss or insolvency of one or more major clients; the integration of acquired businesses; changes in consumer reading, purchasing and/or television viewing patterns;
increases in paper, postage, printing, or syndicated programming costs; changes in television network affiliation agreements; technological developments affecting products or the methods of distribution;
changes in government regulations affecting the Company’s industries; unexpected changes in interest rates; and the consequences of any acquisitions and/or dispositions. The Company undertakes no obligation to update any forward-looking statement, whether as a result of new information, future events, or otherwise.

Agenda
▪ Meredith Overview
▪ Strategic Initiatives
▪ Financial Overview

- 60+ Web sites
- Broadband Video
- Integrated Marketing
- Brand Licensing

Broad Media and Marketing Footprint
MEREDITH OVERVIEW
NATIONAL BRANDS
Revenues: $900 million
LOCAL BRANDS
Revenues: $270 million
▪ 25 Subscription titles
▪ 150 Newsstand titles
▪ 12 television stations
▪ 10% of U.S. households
ONLINE & DIVERSIFIED
Revenues: $240 million

Better Homes and Gardens
Parents
More
fitness
FOX 12 OREGON
KCTV 5 KANSAS CITY
my ksmo TV .com
REALOGY
Walmart
UNIVERSAL FURNITURE
O'GRADY MEYERS
diabetic LIVING
NMS new media strategies
Better Homes New COOK BOOK

meredith

Balanced Revenue Mix
MEREDITH OVERVIEW
ADVERTISING
REVENUES:
55%
NON-ADVERTISING
REVENUES:
45%

6

2000
2007
2010
Forecast
Television
30%
34%
35%
Newspapers
29%
24%
18%
Radio
11%
9.4%
8.0%
Yellow Pages
8.8%
7.5%
6.6%
Consumer Magazines
6.8%
6.7%
6.0%
Trade Magazines
5.9%
5.3%
5.7%
Pure-Play Internet
3.6%
8.6%
14%
Out of Home
2.8%
3.7%
4.8%
Other
2.0%
1.0%
2.1%
TOTAL
100%
100%
100%

 Source: Veronis Suhler Stevenson -September 2008
Industry Advertising Mix
MEREDITH OVERVIEW

Powerful National Consumer Connection
MEREDITH OVERVIEW
Source: Spring 1999 & 2009 MRI Reports
1999
2009
Better Homes and Gardens
34
39
Special Interest Media
18
21
Ladies’ Home Journal
16
12
Other
5
9
Subtotal
73
81
Family Circle
22
20
Parents
12
15
American Baby
5
7
Fitness
6
6
More
NA
2
Subtotal
45
50
TOTAL
118
131
+11%
Readership in Millions

Growing Local Consumer Connection
MEREDITH OVERVIEW
CY03
CY08
Market growth
10M HH
11M HH
News hours
240
380
Morning news viewership
330,000
420,000
Late news viewership
900,000
1 Million
Meredith Television Stations
Source: Nielsen

NATIONAL BRANDS

More.com
Meredith Vieira
Biggest Parenting Trends in 2009
Better Homes
Celebrate 2009!
PLAY & WIN

LOCAL BRANDS

CBS 5 News Makes Mornings Easier
FOX 12
WEATHER
46 NEWS

Better

Parents tv

meredith

Growing Online and Video Portfolio
MEREDITH OVERVIEW
▪ 2 Broadband channels
▪ 2.7 million video clips
▪ Video on demand
▪ Custom production
▪ 30+ websites
▪ 15 million unique visitors
▪ 170 million page views
▪ 3.0 million online
 subscriptions
▪ 25+ websites
▪ 5 million unique visitors
▪ 33 million page views
▪ Mobile platforms
BROADBAND

Agenda
▪ Meredith Overview
▪ Strategic Initiatives
 – Gain market share across businesses
 – Grow new revenue streams
 – Exercise disciplined expense management
▪ Financial Overview
STRATEGIC OVERVIEW

Better Homes
color schemes
Midwest Living
TRADITIONAL HOME
ReadyMade
NEED SPACE?
RENOVATION STYLE
Affordable Luxuries

american baby
Parents
52 HOT HOLIDAY
Parents
american baby
FamilyCircle
FamilyCircle
Love Your Life

WOMEN'S HEALTH & LIFESTYLE

fitness
Home Journal
heart-healthy LIVING
diabetic LIVING
More
More
OVER 40 WAS NEVER LIKE THIS!
fitness
body & spirit

Powerful Brands Across Life Stages
GAIN MARKET SHARE
PAREN
THOOD/FAMILY
HOME/SHELTER

Ad Category Concentration and Historical Growth
GAIN MARKET SHARE
*Meredith data
** TNS Media Intelligence, Jan.-Dec. 2001 & 2008
Calendar
2001*
Calendar
2008*
7-Year Cumulative
Industry Growth**
Food
12%
22%
+7%
Cosmetics
7%
11%
+5%
Pharmaceutical
7%
11%
+26%
Non-DTC
3%
5%
+27%
Retail
4%
5%
+13%
Home
24%
9%
-28%
Direct Response
17%
11%
-21%
Travel
5%
4%
-5%

- Maximize salesforce efficiency
- Stress efficiency of portfolio:
  - Broad reach
  - Value
- Emphasize bundled programs

MORE + LESS = GREATER RESULTS
IN THIS ECONOMY,
ARE YOUR MEDIA DOLLARS
WORKING AS HARD AS YOU ARE?
Probably not, if you're spending the bulk of your dollars with Martha Stewart Living, Real Simple and The Oprah Magazine. Our flagship brands deliver the same quality audience and trusted content for a lot less out of pocket and a lower CPM.
For a greater return on your media investment, contact Michael Brownstein, Sr. Vice President, at michael@meredith.com.
Meredith

Corporate Sales Strategies
GAIN MARKET SHARE

Meredith360°
INSIGHT
STRATEGY
ACTIVATION
MEASUREMENT

meredith

Strategic Sales Strategies
▪ Access more clients directly
▪ Forge deeper senior-level ties
▪ Sell solutions, not only ad space
▪ Emphasize consumer insights
GAIN MARKET SHARE

November 2007
November 2008
Time Inc.
74%
Meredith
72%
Conde Nast
67%
Time Inc.
71%
Hearst
61%
Conde Nast
57%
HFM
56%
Hearst
52%
Meredith
55%
HFM
51%
GAIN MARKET SHARE
Meredith is No.1 in Advertiser Perceptions
Source: Advertiser Intelligence Reports, November 2008

Meredith
Time Inc.
Conde Nast
Hearst
Rodale
Reader's Digest
Martha Stewart
Other
Apr.-June 2008
Apr.-June 2009

meredith

GAIN MARKET SHARE
Advertising Revenue Share: Meredith vs. Industry
12.8
10.1
20.2
18.9
12.4
13.1
10.6
10.6
2.4
2.5
2.4
2.0
1.4
1.3
31.6
35.7

FOX 5 KVVU-TV
Henderson - Las Vegas

46 cbs46.com

4 News
Coverage You Can Count On

WNEM
MID-MICHIGAN'S NEWS LEADER

CBS 5

FOX CAROLINA

FOX 12 OREGON

KCTV 5 KANSAS CITY

CBS 3 SPRINGFIELD

my ksmo TV .com

EYEWITNESS NEWS 3

PDX49

SEASONS
Decorating Ideas
back to school
DECORATION
inspiration
healthy

meredith

Diverse Local Portfolio in Fast-Growing Markets
GAIN MARKET SHARE
STAND-ALONE STATIONS
DUOPOLIES/CLUSTERS
CORNE
RSTONES/BRANDED
PROGRAMS

- Expand and improve news
- Increase and monetize ratings
- Grow core advertising revenues
  - Special sales initiatives
  - Contests and incentives
- Emphasize proprietary and new programs
  - Cornerstones
  - Job Connections
  - Product Integration and Sponsorships
  - Better Health
  - Cool Schools

Strategic Initiatives to Grow Local Revenues
GAIN MARKET SHARE

Other highlights

Morning news +21%

Late news +60%

meredith

Strong Growth in Ratings
#1 across all time periods
#1 in afternoon and evening news
#1 in morning news
#1 in morning news
GAIN MARKET SHARE
Source: Nielsen May 2009 Households shares
+14%
+200%
+57%
+14%
+18%

Agenda
▪ Meredith Overview
▪ Strategic Initiatives
 – Gain market share across businesses
 – Grow new revenue streams
 – Exercise disciplined expense management
▪ Financial Overview
STRATEGIC OVERVIEW

genex.
DODGE
STREETS OF L.A.
figure
very best kids
Spring!
directive
NMS
new media strategies
O'GRADY MEYERS

More.com
Agriculture.com
$10,000

Walmart
REALOGY
UNIVERSAL
FURNITURE
Parents

Better.tv
Parents.tv

meredith

Growing New Revenue Streams
INTEGRATED MARKETING
INTERACTIVE MEDIA
TV, WEB,
BROADBAND/RETRANSMISSION
BRAND LICENSING

John Deere | Publix | Carnival | Suzuki | Toyota | Nestlé Good Food, Good Life | Kraft

Honda | Cessna A Textron Company | Disney | Pfizer | Principal Financial Group | Gerber | meredith

Meredith Integrated Marketing
O’Grady Meyers
Genex
New Media Strategies
Directive
Big Communications
Meredith Integrated Marketing
FY05
FY06
FY07
FY08
Custom Publishing
Online CRM Strategy,
Branding & Promotions
Web Site Design
and Marketing
Viral and Word of
Mouth Marketing
Database Marketing
Healthcare
Marketing
GROW NEW REVENUE STREAMS
Hyperfactory
FY09
Mobile Marketing

Transforming from a vendor to strategic partner
CUSTOM PUBLISHER
RELATIONSHIP MARKETER
• Brand Messaging
• Awareness/intent to purchase
• Responsive/executional
• Ink-on-paper/magazine
• Turn-key/flat-fee solutions
VENDOR
PARTNER
• Brand Marketing
• Calls to action
• Proactive & Strategic
• Robust online & offline capabilities
• Fees based on blended rates
GROW NEW REVENUE STREAMS
Meredith Integrated Marketing

The Better Homes and
Gardens Network
Better Homes and Gardens
Better Recipes
Mixing Bowl
The Real Girls Network
Divine Caroline
Fitness
More
Ladies’ Home Journal
The Parents Network
Parents
American Baby
Family Circle
Boost Online Presence and Grow Revenues
GROW NEW REVENUE STREAMS

- **Walmart**
  - Sales on track to meet expectations
  - SKUs doubling to 1,000 in 2009
  - Exploring additions to program
- **Universal Furniture**
  - Launched fourth BHG furniture line
- **Target**
  - Parents-branded children's toys

Grow Brand Licensing
GROW NEW REVENUE STREAMS

Binghamton
Rochester
Saginaw
Toledo
Cleveland
Dayton
Hartford
Scranton
Indianapolis
Harrisburg
Chattanooga

meredith

Kansas City
Phoenix
Nashville
Las Vegas
Greenville
Portland
Springfield
10 Meredith markets
38 Non-Meredith markets
Bakersfield
San Francisco
Norfolk
Philadelphia
Denver
San Diego
Green Bay
Milwaukee
Ft. Myers
Salt Lake City
Grand
Rapids
Albuquerque
Providence
Buffalo
Portland
Spokane
Champaign
Jackson
Tri-Cities
Colorado
Springs
Yakima
Medford
Elmira
Dothan
Charlottesville
Atlanta
Houston
Austin
Columbus
Albany
Increase Presence for Better Show
GROW NEW REVENUE STREAMS

$4
$8
$20
(Actual)
(Actual)
(Estimate)
$ in millions
GROW NEW REVENUE STREAMS
Increase TV Retransmission Revenues

Agenda
▪ Meredith Overview
▪ Strategic Initiatives
 – Gain market share across businesses
 – Grow new revenue streams
 – Exercise disciplined expense management
▪ Financial Overview
STRATEGIC OVERVIEW

Actions Taken
DISCIPLINED EXPENSE MANAGEMENT
▪ Departmental efficiencies
▪ Reductions in workforce
▪ Strategic vendor sourcing initiative
▪ Reduced capital expenditures
▪ Aggressive working capital management

Agenda
▪ Meredith Overview
▪ Strategic Initiatives
▪ Financial Overview

Historical Operating Cash Flow
FINANCIAL OVERVIEW
$ in millions
$163
$171
$194
$211
$256
$181

Cash Flow Fiscal 2000 through 2009
FINANCIAL OVERVIEW
 200
Stock Option Exercises
$2,000
Utilization of Cash
 100
Net Debt
 300
Capital Expenditures
600
Acquisitions, Net of Dispositions
$2,000
Available Cash
$1,800
Operating Cash Flow
 300
Dividends
$ in millions
$700
Share Repurchases

$0.30
$0.32
$0.34
$0.36
$0.38
$0.48
$0.56
$0.64
$0.74
$0.86
$0.90
1999
2000
2001
2002
2003
2004
2005
2006
2007
2008
2009

meredith

Calendar Year Dividends Per Share
FINANCIAL OVERVIEW
12% CAGR

Conservative Capital Structure
▪ $380 million total debt
▪ 5.4% cost of debt
▪ 1.8x debt to EBITDA
FINANCIAL OVERVIEW
As of July 30, 2009

Current Valuation Metrics
▪ Current dividend yield:  3.1%
▪ EPS multiple: 13.9x
▪ EBITDA multiple
 to market capitalization: 5.9x
▪ EBITDA multiple
 to total capitalization: 7.6x
As of August 10, 2009 using trailing 4 quarters
actual results, excluding special items
FINANCIAL OVERVIEW

Summary
▪ Vibrant and profitable media assets and brands
▪ Growing online and video presence
▪ Comprehensive Integrated Marketing capabilities
▪ Growing brand licensing revenues
▪ Strong financial foundation

General Investor Presentation